THE HARTCOURT COMPANIES, INC.
                      9800 South Sepulveda Blvd., Suite 818
                              Los Angeles, CA 90045



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                 To Be Held on Friday, July 20, 2001 at 2:00 PM



Dear Shareholder:

         You are invited to attend the Annual Meeting of the Shareholders of The Hartcourt Companies, Inc. (the "Company"), which will be held on Friday, July 20, 2001, at 2:00 PM local time at the Courtyard by Marriott hotel, located at 6161 W. Century Blvd., Los Angeles, CA 90045 for the following purposes:

1. To elect Five (5) directors to hold office for one-year terms and until each of their successors are elected and qualified.

2. To ratify the appointment of Weinberg & Co, PA as the Company's independent public accountants for the fiscal year ending December 31, 2001.

3. To increase the authorized share capital to 250,000,000 shares of common stock.

4.   To transact such other business as may properly come before the meeting.


         Shareholders of record at the close of business on June 11, 2001 are entitled to notice of, and to vote at, this meeting and any adjournment thereof.



                                            By order of the Board of Directors,



                                            Chairman
Los Angeles, California
June 4, 2001

                          THE HARTCOURT COMPANIES, INC.
                      9800 South Sepulveda Blvd., Suite 818
                              Los Angeles, CA 90045



               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

     The accompanying proxy is solicited by the Board of Directors of The Hartcourt Companies, Inc., a Utah corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Friday, July 20, 2001 at 2:00 PM local time, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. This meeting will be held at the Courtyard by Marriott hotel, located at 6161 W. Century Blvd., Los Angeles, CA 90045. The date of this Proxy Statement is June 4th, 2001, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to shareholders.

GENERAL

Annual Report.

     An annual report, filed on form 10K-SB, for the fiscal year ended December 31, 2000, is enclosed with this Proxy Statement.

Voting Securities.

     Only shareholders of record as of the close of business on June 11, 2001 will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 72,452,248 shares of Common Stock of the Company, issued and outstanding. Shareholders may vote in person or in proxy. Each holder of shares of Common Stock is entitled to one (1) vote for each share of stock held on the proposals presented in this Proxy Statement. The Company's bylaws provide that a majority of all the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. The nominees for director receiving a majority of votes cast at the meeting will be elected.

Solicitation of proxies

     The cost of soliciting proxies will be borne by the Company. The Company will solicit shareholders by mail through its regular employees, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. In addition, the Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

Voting of Proxies

     All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A shareholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivery to the Secretary of the Company of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

     In the event that cumulative voting is invoked, a proxy authorizing a vote for management's nominees for directors may be voted cumulatively for less than all of such nominees. If no instructions are given on the executed proxy, the proxy will be voted in favor of the proposals described, but votes may be cumulated for less than all of the nominees for director.

Revocability of Proxies

     Any person giving a proxy in response to this solicitation has the power to revoke it at any time before it is voted. Proxies may be revoked by any of the following actions:

   1. Filing a written notice of revocation with our Secretary at our principal executive office located at 9800 S. Sepulveda Blvd., Suite 818, Los Angeles, California 90045;

   2. Filing with our Secretary at our principal executive office located at 9800 S. Sepulveda Blvd., Suite 818, Los Angeles, California 90045 a properly executed proxy showing a later date; or

   3. Attending the meeting and voting in person (attendance at the meeting will not, by itself, revoke a proxy).

Shareholder Proposals

     Proposals of shareholders intended to be presented at the next Annual Shareholder's Meeting must be received by the Company, at its offices at, 9800
S. Sepulveda Blvd., Suited #818, Los Angeles, California 90048 not later than June 15th, 2001. Proposals of shareholders must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's proxy statement for that meeting. Shareholders are also advised to review Hartcourt's Bylaws, which contain additional requirements with respect to advance notice of shareholder proposals and director nominations.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      The Company's Board of Directors currently consists of five (5) authorized directors. Until December 31, 2010, three of the five directors will be elected to the Board pursuant to the rights held by the holder of the Original Preferred Stock to elect 3/5th of the directors. The nominees for election are Dr. Alan V. Phan, Manu Ohri, Stephen Tang, Jimmy Lui Wing Yiu and Dr. Charlie Yang, each one of them have been nominated by the management for election at the Annual Meeting of Shareholders. If elected, each nominee will serve as a director until the Company's Annual Meeting of Shareholders in 2001, and until his successor is elected and qualified. If the nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although Management knows of no reason to anticipate that this will occur), the proxies may be voted for a substitute nominee as the Board of Directors may designate.

      If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the votes

  Directors Names              Age      Position                           Since
  --------------------------   ---      --------------------------------   -----

  Dr. Alan V. Phan             55       Chairman of the Board, Chief
                                        Executive Officer and President    1993

  Manu Ohri                    45       Director, Chief Financial
                                        Officer and Secretary              1999

  Stephen Tang (1)             55       Director                           2001

  Jimmy Lui Wing Yiu (1)       54       Director                           2001

  Dr. Charlie Yang (1)         42       Director                           2001

  (1) Denotes director to be elected by Original Preferred Stock

     Dr. Alan V. Phan is the founder of Hartcourt and has been Chairman, President and Chief Executive Officer since November 1993. He is also the founder of Harcourt Investments and Hartcourt Pen. From 1986 to 1993, Dr. Phan was the owner of Hartcourt Consulting, an engineering, equipment and technology exporter to Asia and South America. From 1981 to 1986, Dr. Phan served as Executive Vice President of EM Kay Group, which is an international aircraft leasing company, as well as owner of Village Bank of New Jersey and Magic Marker Industries. From 1975 to 1981, Dr. Phan was the owner of Alpha Development, a California real estate development company; and UBI Business Brokers of Orange County, a real estate and business brokerage office. From 1970 to 1975, Dr. Phan was Area Manager for Eisenberg Group, an Israeli conglomerate, specialized in trading and manufacturing of industrial and consumer products. Dr. Phan received his academic training and degrees in Environmental Engineering from Pennsylvania State University in 1967, and Sussex College of Technology in1975.

     Mr. Manu Ohri, Executive Vice President of Finance, Chief Financial Officer, Secretary and Director since December 1999, has over 19 years of diversified business management and operations experience in public and private companies. In addition to serving as the Chief Financial Officer of Hartcourt, Mr. Ohri currently holds the position of President, CEO and Director of Enova Holdings, Inc. From January 1997 to March 1999, Mr. Ohri served as Chief Operating Officer and Chief Financial Officer of Dynamic Cooking Systems, Inc., a privately held manufacturing company. From September 1989 to December 1996, Mr. Ohri served as Chief Financial Officer of Startel Corporation, a NASDAQ company in software development business. Mr. Ohri's multi-faceted experience includes operations, finance as well as administrative functions in the manufacturing, distribution and software development industries. Mr. Ohri is a Certified Public Accountant with over six years experience with Deloitte & Touche, LLP and PriceWaterhouseCoopers, LLP. Mr. Ohri earned his Masters degree in Business Administration from University of Detroit and Bachelors degree in Accounting from University of Delhi in India.

     Mr. Stephen Tang is the founder of Financial Telecom Limited and has been involved in the development and implementation of consumer technologies for over 20 years. From 1985 to present, Mr. Tang held the position of Chief Executive Officer. Mr. Tang's contributions include development of new and innovative products and creation of strategic alliances in China, Taiwan, Korea and USA. Mr. Tang holds a degree in Business Administration from AIM-Asia Institute of Management in Manila.

     Mr. Jimmy Lui is presently the Chairman, Chief Executive Officer and founder of Crown Star Consultant Limited, a Hong Kong based consulting firm engaged in the business of management consultancy. From January 1998 to December 1999, Mr. Lui was the General Manager-group corporate relations of China CLP Holdings Limited. From October 1993 to January 1998, Mr. Lui was the General Manager of distribution and customer services of China Light & Power Company Limited. From 1991 to 1993, Mr. Lui worked as Vice President and Chief Financial Officer of Utility Consulting International Limited in the US. In 1991, Mr. Lui was the Cellnet Field Operations and Planning Manager of Domestic Automation Company in the US. Prior to joining Domestic Automation Company, Mr. Lui has worked over 22 years with China Light & Power Company Limited in Hong Kong. Mr. Lui holds a Masters degree in Business Administration from the Chinese University of Hong Kong, and a Bachelor of Science degree in Electrical Engineering from the University of Hong Kong. Mr. Lui is a registered Professional Engineer in the US, a Chartered Engineer in the United Kingdom and a fellow member of the Hong Kong Institute of Engineers.

     Dr. Charlie Yang was the President and Chief Executive Officer of a leading wireless access company in Beijing Xinwei Telecom Limited, joint venture owned and invested in by the Chinese Ministry of Information Industry and W.I. Harper Group prior to joining Hartcourt in May 2000. From 1998 to 1999, Dr. Yang served as the President and Chief Telecom Research Analyst of TelecomResearch.com, a leading online resource serving wireless industry. From 1995 to 1998, Dr. Yang served as senior product manager at Hughes Network Systems Inc. From 1993 to 1995, Dr. Yang served as a senior product/business planner with Northern Telecom Limited in the area of next generation of product development. Dr. Yang obtained his Ph.D and Masters in Science degrees in Wireless Telecommunications at the University of Victoria in Canada. Dr. Yang obtained his Bachelors degree in Electrical Engineering at the University of Science and Technology of China.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                      A VOTE IN FAVOR OF EACH NAMED NOMINEE


                             MANAGEMENT INFORMATION

The Board of Directors and its Committees

     During the year ended December 31, 2000, the Board held eight (8) meetings. Messers. Phan and Ohri attended 100% of the meetings and the other present members attended all of the meetings since attaining their directorships.

     The Company has no Compensation or Nominating Committees.

Options Committee

The Options Committee's function is to review, make recommendations, maintain and implement those option grants of options promulgated by it and approved by the Board of Directors. Directors Phan and Ohri comprise the membership of this committee.

Audit Committee

     The Audit Committee's function is to review with the Company's independent public accountants and management the annual financial statements and independent public accountants' opinion. Its responsibilities include reviewing the scope and results of the examination of the Company's financial statements by the independent public accountants, approving all professional services performed by the independent public accountants and all related fees paid in connection with such services and recommending the retention of the independent public accountants to the board, subject to ratification by the shareholders. Additionally, the Committee periodically reviews the Company's accounting policies, internal accounting and financial controls. The members of the Audit Committee are Messrs. Ohri, Silva and Yang. During the year ended December 31, 2000, the Audit Committee held one meeting to ratify the appointment of Company's independent accountants.

Certain Transactions

     There are no extraordinary transactions required to be reported herein.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 5% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

     Based solely on the Company's review of such forms furnished to the Company and written representation from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 5% shareholders were in compliance.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth information as of December 31, 2000 with respect to persons known to Hartcourt to be the beneficial owners of more than 5% of its voting securities and with respect to the beneficial ownership of such securities by each director of Hartcourt and by all directors and executive officers of Hartcourt as a group.

--------------------------------------------------------------------------------
|Title of Class| Name & Address of            | Amount and Nature of   |Percent|
|              | Beneficial Owner             | Beneficial Ownership(1)|       |
|--------------|------------------------------ ------------------------ -------|
|Common stock  | Dr. Alan V. Phan             | 8,804,109 (2)          | 13.5% |
|              | 9800 S. Sepulveda, Suite 818 |                        |       |
|              | Los Angeles CA 90045         |                        |       |
|--------------|------------------------------|------------------------|-------|
|--------------|------------------------------|------------------------|-------|
|Original      | Dr. Alan V. Phan             | 1,000 (2)              | 100%  |
|Preferred     | 9800 S. Sepulveda, Suite 818 |                        |       |
|stock         | Los Angeles, CA 90045        |                        |       |
|--------------|------------------------------|------------------------|-------|
|--------------|------------------------------|------------------------|-------|
|Common stock  | CEDE & Co.                   | 42,449,928 (3)         | 64.4% |
|              | 55 Water Street 2SL          |                        |       |
|              | New York, NY 10041           |                        |       |
|--------------|------------------------------|------------------------|-------|
|--------------|------------------------------|------------------------|-------|
|Common stock  | Financial Telecom Limited    | 3,509,104 (4)          | 5.3%  |
|              | The Center, Suite 2705       |                        |       |
|              | 99 Queen's Road Central,     |                        |       |
|              | Hong Kong                    |                        |       |
|--------------|------------------------------|------------------------|-------|
|--------------|------------------------------|------------------------|-------|
|              | All Officers and Directors as| 8,878,988              |       |
|              | a group                      |                        |       |
--------------------------------------------------------------------------------
(1) Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares of common stock indicated. Beneficial ownership is calculated in accordance with Rule 13-d-3(d) under the Securities Exchange Act of 1934, as amended.

(2) Includes (i) an aggregate of 1,000,000 shares of common stock issuable upon conversion of 1,000 shares of Original Preferred Stock. As the sole holder of the 1,000 outstanding shares of Original Preferred Stock, Dr. Phan is entitled to elect 3/5 of the number of members of Hartcourt's Board of Directors.

(3) CEDE & Co. is a deposit trust corporation used by stock brokerage companies to hold "Street name" shares.

(4) Represents Hartcourt shares issued in connection with the purchase of FTL.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

  Summary Compensation Table

  The following summary compensation table sets forth certain information regarding compensation, required to be paid pursuant to an employment agreement during each of the three years ended December 31, 2000, 1999 and 1998 to the person serving as the Company's Chief Executive Officer:

Name and Principal Position                        Fiscal Year     Annual Salary
---------------------------------------------      -----------     -------------
Dr. Alan V. Phan, Chief Executive Officer          2000            $1
                                                   1999            $3,379,788
                                                   1998            $200,000

     The Company is obligated under employment contract with Dr. Alan Phan to provide salary, bonuses, and other fringe benefits through December 31, 2001. The term of the contract will be automatically extended for an additional term of three (3) years, unless Hartcourt or Dr. Phan gives a written notice to the other party before the expiration of the term. Annual base salary payments under the contract will be $250,000 per annum for fiscal years 2000 and 2001. Payments will be made in equal monthly installments. In the event Hartcourt does not have sufficient cash flow to pay compensation, Dr. Phan has the option to accept Hartcourt's restricted common shares for the same amount of compensation. Share price will be calculated at 50% of the market trading bid price on January 1st of the year of employment. During the year 2000, Dr. Phan agreed to receive $1 salary as his compensation for the year ended December 31, 2000. Dr. Phan received 100% of his salary in shares of common stock of Hartcourt during the last two fiscal years. Hartcourt issued restricted common shares to Dr. Phan in the amounts of 1,600,284 shares and 213,333 shares for the years ended December 31, 1999 and 1998, respectively.

     On April 12, 2000, Hartcourt entered into an employment agreement with Charlie Yang, Chief Executive Officer, for a term of three years of employment starting May 1, 2000. During the first year ending April 30, 2001, the agreement provides for an annual salary of $168,000 in cash plus an option to purchase 50,000 shares of Hartcourt common stock at the market price of May 1, 2000 exercisable within twenty-four (24) months of its grant. In the second and third year, the annual salary increases to $180,000 and $200,000 plus the option to purchase shares increases to 100,000 and 150,000 shares of common stock of Hartcourt as of May 1, 2001 and May 1, 2002, exercisable within twenty-four months of its grant. During 2000, Mr. Yang received $112,000 in salary and has not exercised his options to purchase 50,000 shares of Hartcourt common stock as of May 26, 2001.

     There are no salary, bonus or incentive plans covering cash or company stock except Hartcourt's 1995 Stock Option Plan (the "Plan"). Under the Plan, incentive and non-qualified stock options may be granted to directors, officers and key employees to purchase up to 2,000,000 shares of common stock at an option price not less than the fair market value of the stock at the time the option is granted; the option period shall not exceed ten years from the date of grant. Except in the case of the death or disability of an option holder, vested options lapse 90 days following termination of continuous employment by

Hartcourt. Vested options lapse one year after the death or disability of an option holder. As of May 26, 2001, options to purchase 470,000 shares of common stock were outstanding under the plan at exercise prices ranging from $1.00 to $7.16 per share.

Stock Option Plan

     In April 1995, the Company adopted a stock option plan (the Plan) to attract and retain qualified persons for positions of substantial responsibility as officers, directors, consultants, legal counsel, and other positions of significance to the Company. The Plan provides for the issuance of both Incentive Stock Options and Non-Qualified Stock Options. The Plan, which is administered by the Board of Directors, provides for the issuance of a maximum of 2,000,000 options to purchase shares of common stock at the market price thereof on the date of grant. Such options are generally exercisable over a 10-year period from the date of grant. Each option lapses 90 days after the optionee has terminated his continuous activity with the Company, except that if his continuous activity with the Company terminates by reason of his death, such option of the deceased optionee may be exercised within one year after the death of such optionee. Options granted under the Plan are restricted as to sale or transfer. All options were granted at not less than fair value at the date of grant and have terms of 10 years.

     The following table summarizes the activity in the plan:

                                                                     Weighted
                                                 Number of           Average
                                                                     Exercise
                                                  Shares               Price
                                             ----------------    ---------------

Shares under option at January 1, 1999             400,000      $         1.00
    Granted                                      2,000,000                1.265
    Exercised                                   (2,000,000)               1.265
    Canceled                                             -                   -
                                             ----------------    ---------------

Shares under option at December 31, 1999           400,000      $         1.00
    Granted                                         70,000                6.76
    Exercised                                            -                   -
    Canceled                                             -                   -
                                             ----------------    ---------------

Shares under option at December 31, 2000           470,000      $         1.86
                                             ----------------    ---------------

     All stock options issued to employees have an exercise price not less than the fair market value of the Company's common stock on the date of grant, and in accordance with the accounting for such options utilizing the intrinsic value method there is no related compensation expense recorded in the Company's financial statements. Had compensation cost for stock-based compensation been determined based on the fair value at the grant dates in accordance with the method delineated in Statement of Accounting standards No. 123, the Company's net loss and loss per share for the year ended December 31, 2000 and 1999, would not have been increased.

     Additional information relating to stock options outstanding and exercisable at December 31, 2000 summarized by exercise price are as follows:

                                   Outstanding                 Exercisable
Exercise Price                   Weighted Average           Weighted Average
                          ----------------------------   -----------------------
  Per Share     Shares    Life (Years)  Exercise Price   Shares   Exercise Price
--------------  -------   ------------  --------------   -------  --------------

$1.00 to $7.16  470,000     1 to 7.5          $1.86      470,000        $1.86

     In connection with a Fee Agreement for Introduction Services with Tang Wai Leong and Thomas Kwok, (collectively referred to as the "Introducers"), Hartcourt agreed to grant to the Introducers options to purchase up to 2,500,000 shares of Hartcourt common stock at a price of $5.50 per share. The options were issued at the fair market value on the date of issuance and therefore, no expense was recorded. On May 4, 2000, the Introducers exercised their option to acquire 2,500,000 shares of Hartcourt common stock. As of December 31, 2000, Hartcourt received $2,220,000 towards the exercise price of 2,500,000 options into shares exercised by the Introducers. The remaining balance of $11,000,000 is recorded as subscriptions receivable at December 31, 2000 in the accompanying financial statements.

     In connection with providing consulting services, on July 21, 2000, Hartcourt granted to Anarjay Concepts, Inc. options to purchase 20,000 shares of Hartcourt stock at a price of $5.75 per share. The options expire on July 20, 2001. The options were issued at the fair market value on the date of issuance and, therefore, no expense was recorded.


Employment and Change of Control Arrangements

     Dr. Phan serves as Chairman, President and Chief Executive Officer pursuant to the terms of an employment agreement entered into in 1997 which continues in effect until December 2002. Under the terms of the agreement, Dr. Phan receives an annual salary of not less than $200,000 and any bonus that may be determined by the Board of Directors. In May 1998, the Board of Directors granted Dr. Phan 500,000 stock options for extraordinary services provided during 1997 on behalf of the Company. The value of the underlying common stock on the date of grant was $1.625. The stock options are exercisable over ten (10) years.

     In the event the Company enters into an agreement which significantly changes the ownership, or an agreement to dispose of the majority of the Company's assets or stock of the company, options outstanding under the plan will vest in full and become exercisable as of the date of such agreement. Any outstanding options, which are not exercised or assumed, will terminate as of the date of such disposition.

Compensation of Directors

     Each Director currently serving now on the Board received $12,000 dollars worth of shares of the Company's Restricted Common Stock starting January 1, 2000 for attendance at a minimum of four Board meetings per quarter.

                                   PROPOSAL 2

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company has selected Weinberg & Co, PA, as our independent accountants for the fiscal year ended December 31, 2001. The Board of Directors is submitting its selection of independent auditors for ratification by the shareholders at the Annual Meeting. A representative of Weinberg & Co, PA will be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and will be available to respond to appropriate questions.

     The affirmative vote of a majority of votes cast at the Annual Meeting of Shareholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

                       THE BOARD OF DIRECTORS UNANIMOUSLY
                    RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.


                                   PROPOSAL 3

                   TO INCREASE THE COMPANY'S AUTHORIZED SHARES
                              TO 250,000,000 SHARES

     We are asking the Company's stockholders to approve an amendment to the Company's articles of incorporation that will increase the number of shares of common stock authorized for issuance from 100,000,000 to 250,000,000.

     The Company believes that this amendment to increase the number of shares of common stock authorized for issuance is necessary to ensure that a sufficient reserve of common shares is available for use by the Company in such areas as raising capital and in the acquisition of other companies and assets. Pursuant to the laws of the State of Utah and the Company's designation in its articles of incorporation, the Company's shareholders will not have any preemptive rights to acquire the additional unauthorized shares if the requested increase is approved.

     The affirmative vote of a majority of votes cast at the Annual Meeting of Shareholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

                       THE BOARD OF DIRECTORS UNANIMOUSLY
                    RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

                          TRANSACTION OF OTHER BUSINESS

     At the date of this Proxy Statement, the only business, which the Board of Directors intends to present or knows that others will present, is as set forth above. If any other matters are properly brought before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.


                                     By Order of the Board of Directors


                                    /s/Manu Ohri
June 4, 2001                        Manu Ohri
                                    Secretary

Proxy Card
                          THE HARTCOURT COMPANIES, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
   TO BE HELD ON FRIDAY, JULY 20, 2001 AT 2:00 PM AT THE COURTYARD BY MARRIOTT
              HOTEL LOCATED AT 6161 W. CENTURY BLVD., LOS ANGELES,
                                CALIFORNIA 90045

     The undersigned hereby appoints Dr. Alan V. Phan and Manu Ohri, and each of them, as proxies for the undersigned, each with full Power of Substitution, to represent the undersigned and to vote all shares of Common Stock of The Hartcourt Companies, Inc. (the "Company") that the undersigned is entitled to vote in the manner indicated on the reverse side hereof, and with discretionary authority as to any matters that may properly come before the Company's Annual Meeting of Shareholders to be held on Friday, July 20, 2001, and at any and all adjournments thereof, as set forth under the heading "Transaction of Other Business" in the accompanying proxy statement. If no other indication is made, at the meeting and at any and all adjournments thereof, the proxy holders will vote for (i) the election of director nominees, (ii) the ratification of the appointment of the independent auditors, and (iii) increase the authorized share capital to 250,000,000 shares of common stock.

     IF YOU PLAN TO ATTEND THE MEETING AND YOUR SHARES ARE HELD IN THE NAME OF A BROKER OR OTHER NOMINEE, PLEASE BRING A STATEMENT OR LETTER FROM THE BROKER OR NOMINEE CONFIRMING YOUR OWNERSHIP OF SHARES. PLEASE MARK YOUR VOTE LIKE THIS. X

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.
1.  ELECTION OF FIVE DIRECTORS.
   01 DR. ALAN V. PHAN 02 MANU OHRI 03 STEPHEN TANG 04 JIMMY LUI 05 CHARLIE YANG
      _                           _
     |_| For all the nominees    |_| Withhold Authority to Vote for All Nominees

TO WITHHOLD AUTHORITY FOR ANY NOMINEE, CHECK THE "FOR" ALL NOMINEES BOX ABOVE AND WRITE THAT NOMINEE'S NAME ON LINE BELOW:

                                      -----------------------------------------

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.
2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.
      _           _               _
     |_| FOR     |_| AGAINST     |_|  ABSTAIN

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.
3.  INCREASE THE AUTHORIZED SHARE CAPITAL TO 250,000,000 SHARES OF COMMON STOCK.
      _           _               _
     |_| FOR     |_| AGAINST     |_|  ABSTAIN

                                                                          _
     I PLAN TO ATTEND HARTCOURT'S 2001 ANNUAL MEETING OF SHAREHOLDERS.   |_|

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED THEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY ILL BE VOTED FOR PROPOSALS 1, 2 AND 3.





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


                                       Dated:_____________________________, 2001


                                       ----------------------------------------
                                                     Signature

                                       ----------------------------------------
                                                     Signature

                                       THIS PROXY SHOULD BE SIGNED EXACTLY AS
                                       NAME APPEARS HEREON. EXECUTORS,
                                       ADMINISTRATORS, TRUSTEES AND SO FORTH,
                                       SHOULD GIVE FULL TITLE AS SUCH. IF THE
                                       SIGNATORY IS A CORPORATION, PLEASE SIGN
                                       FULL CORPORATE NAME BY A DULY AUTHORIZED
                                       OFFICIAL. IF A PARTNERSHIP, PLEASE SIGN
                                       IN PARTNERSHIP NAME BY AN AUTHORIZED
                                       PARTY. IF SHARES ARE HELD IN MULTIPLE
                                       NAMES, AT LEAST ONE MUST SIGN AS AN
                                       AUTHORIZED PARTY.












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